Exhibit 99.1

Hellman & Friedman Completes Acquisition of At Home

PLANO, Texas and SAN FRANCISCO, Calif. – July 23, 2021 – Funds affiliated with Hellman & Friedman (“H&F”), a premier global private equity firm, and At Home Group Inc. (“At Home”), the home décor superstore, today announced that they have completed a transaction in which H&F has acquired At Home in an all-cash transaction that valued the company at $2.8 billion, including the assumption of debt. With the completion of the acquisition, At Home’s common stock ceased trading and the company is no longer listed on the New York Stock Exchange.

“Hellman & Friedman takes great pride in partnering with outstanding management teams to invest in highly differentiated businesses with substantial room for growth. At Home fits that bill perfectly,” said Erik Ragatz, Partner at H&F. “We believe the unique shopping experience and compelling value At Home offers consumers will position the Company to continue to grow and take market share in the coming years, and we have great confidence in the team at At Home to deliver on this potential.

”Lee Bird, Chairman and Chief Executive Officer of At Home, said, “This transaction will allow us to partner with H&F to help continue our store expansion, grow our offering and strengthen our position as the leading retailer of home décor. I’m thankful to all our team members whose hard work has contributed to At Home’s success and made this transaction possible. I am confident H&F will help strengthen our business.”

Advisors

Goldman Sachs & Co. LLC served as exclusive financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP was legal counsel to the Special Committee. Guggenheim Securities, LLC served as financial advisor and Simpson Thacher & Bartlett LLP was legal counsel to Hellman & Friedman.

About At Home

At Home (NYSE: HOME), the home décor superstore, offers over 50,000 on-trend home products to fit any budget or style, from furniture, mirrors, rugs, art and housewares to tabletop, patio and seasonal decor. At Home is headquartered in Plano, Texas, and currently operates 228 stores in 40 states. For more information, please visit us online at investor.athome.com.

About Hellman & Friedman

Hellman & Friedman is a preeminent global private equity firm with a distinctive investment approach focused on large-scale equity investments in high quality growth businesses. H&F seeks to partner with world-class management teams where its deep sector expertise, long-term orientation and collaborative partnership approach enable companies to flourish. H&F targets outstanding businesses in select sectors including software & technology, financial services, healthcare, consumer & retail, and other business services. The firm is currently investing its tenth fund, with over $24 billion of committed capital, and has over $80 billion in assets under management and committed capital. Learn more about H&F’s defining investment philosophy and approach to sustainable outcomes at www.hf.com.

Forward-Looking Statements

This document contains forward-looking statements made pursuant to and within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” "are confident," "assume," “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “look ahead,” "look forward," “may,” “might,” "on track," "outlook," “plan,” “potential,” “predict,” "reaffirm," “seek,” “should,” "trend," “will,” or “vision,” or the negative thereof or comparable terminology regarding future events or conditions. The forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond its control. There can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements.

Forward-looking statements are subject to significant known and unknown risks and uncertainties that may cause actual results, performance or achievements in future periods to differ materially from those assumed, projected or contemplated in the forward-looking statements, including, but not limited to, the following factors: the ongoing global COVID-19 pandemic and related challenges, risks and uncertainties, including historical and potential future measures taken by governmental and regulatory authorities (such as requiring store closures), which have significantly disrupted the Company’s business, employees, customers and global supply chain, and for a period of time, adversely impacted its financial condition (including resulting in goodwill impairment) and financial performance, and which disruption and adverse impacts may continue in the future; the recent and ongoing direct and indirect adverse impacts of the global COVID-19 pandemic to the global economy and retail industry; the eventual timing and duration of economic stabilization and recovery from the COVID-19 pandemic, which depends largely on future developments; general economic conditions in the United States and globally, including consumer confidence and spending, and any changes to current favorable macroeconomic trends of strong home sales, nesting and de-urbanization (which were enhanced and accelerated due to COVID-19, and may not continue upon a successful vaccine rollout in significant numbers that impacts consumer behavior); the Company’s indebtedness and its ability to increase future leverage, as well as limitations on future sources of liquidity, including debt covenant compliance; the Company’s ability to implement its growth strategy of opening new stores, which was suspended for fiscal 2021 (with the exception of stores that were at or near completion) and, while ramping significantly, will be limited in the near term; the Company’s ability to effectively obtain, manage and allocate inventory, and satisfy changing consumer preferences; increasing freight and transportation costs (including the adverse effects of international equipment shortages) and increasing commodity prices; the Company’s reliance on third-party vendors for a significant portion of its merchandise, including supply chain disruption matters and international trade regulations (including tariffs) that have, and may continue to, adversely impact many international vendors; the loss or disruption to operating the Company’s distribution network; significant competition in the fragmented home décor industry, including increasing e-commerce; the implementation and execution of the Company’s At Home 2.0 and omnichannel strategies and related investments; natural disasters and other adverse impacts on regions in the United States where the Company has significant operations; the Company’s success in obtaining favorable lease terms and of its sale-leaseback strategy; the Company’s reliance on the continuing growth and utility of its loyalty program; the Company ability to attract, develop and retain employee talent and to manage labor costs; the disproportionate impact of its seasonal sales activity to its overall results; risks related to the loss or disruption of the Company’s information systems and data and its ability to prevent or mitigate breaches of its information security and the compromise of sensitive and confidential data; the Company’s ability to comply with privacy and other laws and regulations, including those associated with entering new markets; and the significant volatility of the trading price of the Company’s common stock; the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed merger may not be satisfied, such that the proposed merger will not close or that the closing may be delayed; general economic conditions; the proposed merger may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the proposed merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC. You are cautioned not to place undue reliance on the forward-looking statements included herein, which speak only as of the date hereof or the date otherwise specified herein. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

Hellman & Friedman Contacts

Investor Relations:

Scott Winter / Arthur Crozier

Innisfree M&A Incorporated

(212) 750-5833

Media:

Winnie Lerner / Andrew Johnson

Finsbury Glover Hering

917.375.5652 / 914.497.5138

Winnie.Lerner@fgh.com / Andrew.Johnson@fgh.com

At Home Contacts

Investor Relations:

Arvind Bhatia, CFA
972.265.1299
ABhatia@AtHome.com

Bethany Johns
972.265.1326
BJohns@AtHome.com

Additional Investors:

Dan Burch

MacKenzie Partners, Inc.

516.429.2722

Jeanne Carr

MacKenzie Partners, Inc.

917.648.4478

Media:

Carey Marin
214.914.1157
MediaRelations@AtHome.com

Or

Sharon Stern / Adam Pollack / Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Home-JF@joelefrank.com

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